UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 11, 2007
PDF SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)
000-31311
(Commission File Number)

Delaware (State or Other Jurisdiction of Incorporation)	25-1701361 (I.R.S. Employer Identification No.)
333 West San Carlos Street, Suite 700
San Jose, CA 95110
(Address of principal executive offices, with zip code)
(408) 280-7900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On January 11, 2007, the Registrant issued a press release regarding its preliminary financial results for the fourth fiscal quarter of 2006 ended December 31, 2006. A copy of the press release is attached hereto as Exhibit 99.1. The information in this Item 2.02, including Exhibit 99.1, is furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.
     As previously announced, John Kibarian, CEO of the Registrant, and Keith Jones, CFO of the Registrant, will host a live teleconference on Tuesday, February 6, 2007, beginning at 3:00 p.m. Pacific Time to discuss the final results for the fourth quarter and full year ended December 31, 2006, as well as provide updated guidance for the fiscal year ending December 31, 2007. An archive of the call and the webcast will be available on the Registrant’s website (www.pdf.com) until Tuesday, March 6, 2007 at 11:59 p.m. Pacific Time.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits

Exhibit No.	Description
99.1	Press Release dated January 11, 2007 regarding the Registrant’s preliminary results for the fourth quarter ended December 31, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDF SOLUTIONS, INC. (Registrant)
By:	/s/ Keith A. Jones
Keith A. Jones
Vice President, Finance and Chief Financial Officer

Dated: January 17, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated January 11, 2007 regarding the Registrant’s preliminary results for the fourth quarter ended December 31, 2006.